UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

VIATRIS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On August 4, 2025, the Board of Directors (the “Board”) of Viatris Inc. (the “Company”) increased the number of directors on the Board from 14 to 15 and appointed David Simmons as an independent (as defined in the applicable NASDAQ listing rules) member of the Board, effective immediately, with a term of office expiring at the Company’s 2025 annual meeting of shareholders (the “2025 Annual Meeting”). The Board anticipates naming Mr. Simmons to serve on one or more committees of the Board, but at the time of this Current Report on Form 8-K, has not determined the committee(s) to which Mr. Simmons will be named. The Company will file an amendment to this Current Report on Form 8-K naming those committees once they are determined. Mr. Simmons will receive compensation for his role as an independent member of the Board consistent with the compensation of the Company’s other non-employee directors as disclosed in the Amendment to Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Company has entered into an indemnification agreement with Mr. Simmons, the form of which appears as Exhibit 10.25 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

There are no arrangements or understandings between Mr. Simmons and any other persons pursuant to which he was selected as a director and Mr. Simmons has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On August 5, 2025, the Company issued a press release announcing the appointment of Mr. Simmons to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
No.	Description

99.1	Press release announcing the appointment of Mr. Simmons to the Viatris Board of Directors, dated August 5, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

Date: August 5, 2025	By:	/s/ Theodora Mistras
Theodora Mistras
Chief Financial Officer